UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 26, 2026

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Corpay, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	CPAY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08 Shareholder Director Nominations.

To the extent applicable, Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.

The board of directors (the “Board”) of Corpay, Inc. (the “Company”) has established May 7, 2026, as the date of the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). As the date of the 2026 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s annual meeting of stockholders held in 2025 (the “2025 Annual Meeting”), in accordance with Rule 14a-5(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing its stockholders of such change. The record date, time and location of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the 2026 Annual Meeting (the “Proxy Statement”).

The deadlines for submitting stockholder proposals under Rule 14a-8 under the Exchange Act (“Rule 14a-8”), as well as the deadlines for submitting director nominations or other proposals outside of Rule 14a-8 pursuant to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”), as set forth in the Company’s proxy statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2025, no longer apply.

To be included in the proxy materials for the 2026 Annual Meeting, stockholder proposals submitted in compliance with Rule 14a-8 must be received in writing at the following address, Corpay, Inc., Attention: Corporate Secretary, 3280 Peachtree Road, Suite 2400, Atlanta, Georgia 30305, on or before March 9, 2026, which the Company has determined to be a reasonable time before it expects to begin printing and distributing its proxy materials for the 2026 Annual Meeting.

In accordance with the Bylaws, if a stockholder wishes to present a proposal before the 2026 Annual Meeting but does not wish to have a proposal considered for inclusion in our Proxy Statement and proxy in accordance with Rule 14a-8 or to nominate someone for election as a director, the notice of stockholder proposals or director nominations for the 2026 Annual Meeting must be received no later than March 9, 2026.

In addition, any person intending to solicit proxies at the 2026 Annual Meeting in support of director nominees other than the Company’s nominees pursuant to Rule 14a-19 under the Exchange Act must provide notice to the Company no later than March 9, 2026. Such notice must include the names of all nominees for whom such person intends to solicit proxies and a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

All proposals, nominations, and/or notices must be delivered to the Company in compliance with all applicable SEC rules and regulations and the Bylaws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corpay, Inc.

February 26, 2026	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel